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VANGUARD(R) OHIO TAX-EXEMPT FUNDS

SUPPLEMENT TO THE PROSPECTUS

The Plain Talk About the Funds' Portfolio Managers on page 20 of the prospectus is replaced with the following:


PLAIN TALK ABOUT THE FUNDS' PORTFOLIO MANAGERS

The managers primarily responsible for the day-to-day management of the Funds are:

MARLIN G. BROWN, Portfolio Manager. He has worked in investment management since 1996; has been with Vanguard since 1996; and has managed the Ohio Tax-Exempt Money Market Fund since 2007. Education: B.S., University of Virginia.

JOHN M. CARBONE, Principal of Vanguard. He has worked in investment management since 1988; has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed the Ohio Long-Term Tax-Exempt Fund since 2003.
Education: B.S., Babson College; M.B.A., Southern Methodist University.

















(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS96 072007
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VANGUARD(R) STATE TAX-EXEMPT FUNDS

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

The following information is added to the end of the Other Accounts Managed subsection, under the Investment Advisory Services section, on page B-43 of the Statement of Additional Information:


Marlin G. Brown manages the New Jersey Tax-Exempt Money Market and Ohio Tax-Exempt Money Market Funds, which, as of June 30, 2007, collectively held assets of $4.4 billion. Mr. Brown did not manage any other accounts as of June 30, 2007.















(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       SAI075 072007